EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of National Scientific Corporation of our report dated December 18, 2002 concerning the consolidated financial statements of National Scientific Corporation which appears in the Annual Report on Form 10-KSB of National Scientific Corporation for the fiscal year ended September 30, 2002.

                                                     /s/ Hurley & Company

                                                     Hurley & Company

Granada Hills, California

June 4, 2003